EXHIBIT 10.34

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT to the Loan Agreement, ("Amendment") dated August 2, 1997, is by and between Bank One Colorado NA ("Lender"), and Colorado Technical University, Inc., A Colorado Corporation ("Borrower").

                                    RECITALS

         NOW, THEREFORE, in consideration of the Loan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees to the following Amendment:

         An additional $200,000.00 loan for the purchase of equipment and vehicles dated February 20, 1997, has been made. All other terms and conditions shall remain the same.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of this 24th day of February, 1997.

BORROWER:                                 GUARANTOR:

Colorado Technical University, Inc.,      MDJB, Inc.
A Colorado Corporation                    A Delaware Corporation

By: /S/ DAVID D. O'DONNELL                By: /S/ DAVID D. O'DONNELL
======================================    =====================================
David D. O'Donnell, President             David D. O'Donnell, President
and Chairman of the Board

LENDER:

Bank One Colorado, N.A.


By: /S/ NANETTE B. STRASBURGER
======================================
      Nanette B. Strasburger
      Vice President



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